Exhibit 10.2
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER
OSHA Handrail Requirement Changes Impact

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: CO-00010 DATE OF CHANGE ORDER: January 25, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6 of the Agreement, Parties agree Contractor will be compensated for the following costs associated with the OSHA Regulations (10 CFR 1910), July 2016 revision, for Stage 2 (Train 3 and OSBL works associated with Tank B and the East Jetty Topsides):

1)	Modification of stairway handrails (1910.29.f.1) from not less than 30” to not less than 42” measured from the leading edge of the stair tread to the top surface of the top guardrail.

2)	Stair Treads and Riser (OSHA 1910.25.c) being required to have a maximum tread run of 9 ½” (was 8”).

3)	Addition of a ladder fall arrest system (1910.28.b.9).

These changes have been incorporated into structural and miscellaneous steel design, along with the vendors included in Exhibit 3 of this Change Order.

2.	The cost breakdown for this Change Order is detailed in Exhibit 1 of this Change Order.

3.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00009).................................................................		$(3,703,631)
The Contract Price prior to this Change Order was...........................................................................................		$2,356,296,369
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,358,711,180

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00009).................................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00009).................................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00009).................................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149
Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
February 6, 2019	January 24, 2019
Date of Signing	Date of Signing

CHANGE ORDER
Differing Soil Conditions - Train 3

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: CO-00011 DATE OF CHANGE ORDER: March 07, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6 of the Agreement, Parties agree Contractor will be compensated for the following costs associated with the encountered subsurface soil conditions in Train 3 area that differ from the Basic Engineering Design Data (“BEDD”).

A.	Remediation work included removal of weak subgrade material, installing geotextile, and backfill with structural fill compacted per the project specification.

B.
This Change Order captures the cost impact associated with the remediation work and additional testing specific to the following areas impacted in Train 3: A01, A02, B01, C01, C02, D01, E01, F01, G01, G02, H01, J01, K01, L01, M01, N01, N02, P01, Q01, and R01. The Site Works scope is not complete for other areas. Should differing subsurface soil conditions be encountered in other areas, such conditions will be addressed in a future Change Order in accordance with the terms of the EPC Agreement.

2.	The cost breakdown for this Change Order is detailed in Exhibit 1 and Exhibit 3 of this Change Order.

3.	The plot plan showing the impacted areas in Train 3 is provided in Exhibit 4 of this Change Order.

4.
The plot plan showing potential future impacted areas is provided in Exhibit 5 of this Change Order. These areas (exclusive of the impacted areas shown in Exhibit 4 of this Change Order), including miscellaneous foundations and trenches within ISBL, OSBL East Jetty and LNG Tank B, are not covered by this Change Order.

5.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

6.
In addition to the adjustments associated with the above changes, four (4) milestone payment descriptions in Schedule C-1 of Attachment C of the Agreement are revised to remove reference to ‘Subcontractor’, as shown below. These milestones payment description revisions do not modify the overall total amounts of Attachment C of the Agreement.

A.	Milestone No. ALS 16.2, is hereby revised from “Equipment Insulation Subcontractor Starts Work for Subproject 3” to “Equipment Insulation Work Starts for Subproject 3”.

B.	Milestone No. ALS 36.4, is hereby revised from “Equipment Insulation Subcontractor Finishes Work for Subproject 3” to “Equipment Insulation Work Finishes for Subproject 3”.

C.	Milestone No. ALS 17.2, is hereby revised from “Fire & Gas Subcontractor Starts Work for Subproject 3” to “Fire & Gas Work Starts for Subproject 3”.

D.	Milestone No. ALS 36.1, is hereby revised from “Fire & Gas Subcontractor Finishes Work for Subproject 3” to “Fire & Gas Work Finishes for Subproject to 3”.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00010).................................................................		$(1,288,820)
The Contract Price prior to this Change Order was...........................................................................................		$2,358,711,180
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,366,016,379

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00010).................................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00010).................................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will..................................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00010).................................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149
Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
March 25, 2019	March 7, 2019
Date of Signing	Date of Signing

CHANGE ORDER
Tank B Logo Deletion

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: CO-00012 DATE OF CHANGE ORDER: March 25, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Pursuant to Article 6 of the Agreement, Parties agree to removal of the Tank B Logo and Slogan from Contractor’s Scope of Work.

2.	The cost summary and breakdown for this Change Order is detailed in Exhibit 1 and Exhibit 3 of this Change Order.

3.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00011).................................................................		$6,016,379
The Contract Price prior to this Change Order was...........................................................................................		$2,366,016,379
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,365,830,288

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00011).................................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00011).................................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00011).................................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
April 2, 2019	March 26, 2019
Date of Signing	Date of Signing